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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Amendment No. 2 to Registration Statement No. 333-4655 of Global One Distribution & Merchandising Inc. on Form S-4 of our report dated April 5, 1996 (May 24, 1996 as to Note 14) appearing in the Prospectus, which is a part of this Registration Statement, and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


                                          DELOITTE & TOUCHE LLP


Long Beach, California
July 30, 1996